SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC  20549




                            FORM 8-K



                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported)
                          July 18, 1996




                         HMN FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)



   Delaware                    0-24100                41-1777397
(State or other         (Commission File No.)      (IRS Employer
 jurisdiction of                                   Identification
 incorporation)                                        Number)




101 North Broadway, Spring Valley, Minnesota               55975
(Address of principal executive offices)               (Zip Code)




Registrant's telephone number, including area code: (507) 346-7345




                               N/A
  (Former name or former address, if changed since last report)

Item 5.  Other Events

     On July 18, 1996, the Registrant issued the attached press release announcing quarterly earnings.

Item 7.  Financial Statements and Exhibits

(a)  Exhibits

     99.  Press release, July 18, 1996.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   HMN FINANCIAL, INC.






Date: July 18, 1996           By:  /s/ Roger P. Weise
                                   ------------------------
                                   Roger P. Weise, Chairman
                                   President and
                                   Chief Executive Officer






                                Exhibit 99